UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
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PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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PRINCIPAL FUNDS, INC. – INTERNATIONAL FUND I

INFORMATION STATEMENT

March 30, 2010

This Information Statement is provided in connection with the addition of a new sub-advisor to the Principal
Funds, Inc. (“PFI”)-International Fund I (“the “Fund”). Schroder Investment Management North America Inc.
(“Schroder” or the “Sub-Advisor”) entered into a Sub-Advisory Agreement with Principal Management
Corporation (“PMC”), the investment advisor to PFI, on January 11, 2010, and began providing investment advisory services to the Fund on the same date. Simultaneous with its hiring, Schroder entered into a sub-sub-
advisory agreement with Schroder Investment Management North America Limited ("Schroder Ltd") and PMC.
Schroder Ltd. provides the portfolio management services for the Fund.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and PMC may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and PMC to hire one or more sub-advisors, change sub-advisors and reallocate management fees between
PMC and the sub-advisors, without obtaining shareholder approval.

The address of PMC and the transfer agent for the Fund (Principal Shareholder Services) is 711 High Street,
Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is
1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of its annual report and its most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal
Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On December 14, 2009, the Board of Directors of PFI unanimously approved the addition of Schroder (and
Schroder Ltd. through a sub-sub-advisory agreement) to the Fund along with Pyramis Global Advisors, LLC
(“Pyramis”). The decision to add Schroder to the Fund was based primarily on PMC’s desire for the Fund to be multi-managed. A search was conducted to identify an investment advisor that would complement Pyramis for this Fund.
NEW SUB-ADVISORY AGREEMENT

The terms of the Sub-Advisory Agreement are the same in all material respects as the Fund's sub-advisory agreement with Pyramis, other than the fees to be paid. The following is a brief summary of the material terms of the Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Advisory
Agreement attached.

Like the current sub-advisory agreement with Pyramis, the new Sub-Advisory Agreement provides that Schroder will, among other things,

(1) provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2) arrange for the purchase and sale of the Fund’s portfolio securities;

(3) provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund;
and

(5) provide periodic reports regarding the investment service provided to the Fund.

Under its sub-advisory agreement, Pyramis receives a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets it manages. The schedule for the fees
PMC pays Pyramis and Schroder are listed below.
Pyramis
	Assets Under	Fee
	Management	(Annualized Rate)
	First $200 million	0.45%
	Next $450 million	0.40%
	Over $650 million	0.35%
Schroder
	Assets Under	Fee
	Management	(Annualized Rate)
	First $150 million	0.45%
	Next $150 million	0.40%
	Over $300 million	0.35%

Schroder, not the Fund, compensates Schroder Ltd. for the services it provides.

NEW SUB-ADVISOR AND SUB-SUB-ADVISOR

Schroder Investment Management North America Inc. (875 Third Avenue, New York, NY 10022) is 100%
directly owned by Schroder U.S. Holdings Inc.

Schroder Investment Management North America Ltd. (31 Gresham Street, London EC2V 7QA) is 100%
directly owned by Schroder Investment Management Limited.

Schroder U.S. Holdings Inc. (875 Third Avenue, New York, NY 10022) is 100% directly owned by Schroder
International Holdings Limited.

Schroder International Holdings Limited (31 Gresham Street, London EC2V 7QA) and Schroders Investment
Management Limited are each 100% directly owned by Schroder Administration Limited.

Schroder Administration Limited (31 Gresham Street, London ED2V 7QA) is 100% directly owned by Schroders plc (31 Gresham Street, London EC2V 7QA), a publicly traded company on the London Stock Exchange.

Management of Schroder. Set forth below are the names and principal occupations of the principal executive officers of Schroder. The address for all listed officers is 875 Third Avenue, New York, NY 10022.

Name	Position with Schroder
Alan Brown	Director and Group Chief Investment Officer
Alex Sargent	Director and Head of Financial Reporting (Controller)
Stephen DeTore	Director and Chief Compliance Officer, Americas
Jamie Dorrien-Smith	Chairman and Chief Executive Officer, Americas
Mark A. Hemenetz	Director and Chief Operating Officer, Americas
Virginie Maisonneuve	Director and Head of Global and International Equities
Patricia Woolridge	Secretary
Carin Muhlbaum	Assistant Secretary
Pamela Bardill	Assistant Secretary

Management of Schroder Ltd. Set forth below are the names and principal occupations of the principal executive officers of Schroder Ltd. The address for all listed officers is 31 Gresham Street, London EC2V 7QA.

Name	Position with Schroder Ltd
Alan Brown	Director and Group Chief Investment Officer
Alex Sargent	Director and Head of Financial Reporting (Controller)
Yang Ming Ooi	Director and Head of Compliance Advisory, Investment & Infrastructure
Jamie Dorrien-Smith	Director and Chief Executive Officer, Americas
Virginie Maisonneuve	Director and Head of Global and International Equities
Hannah Ashdown	Company Secretary
Helen Horton	Company Secretary

2

Similar Investment Companies Advised by Schroder. Schroder currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the
Fund.
Name of	Net Assets	Annual
Investment Company	(as of 02/28/10))	Fee Rate
Schroder International Alpha Fund	$48 million	0.975% (1)
(1) In order to limit the expenses, the Fund's adviser has contractually agreed through February 28, 2011 to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund fees and
Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) for the Fund's Investor
Shares exceed 1.15% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Fees Paid to Schroder. PMC paid no fees to Schroder or Schroder Ltd. for the fiscal year ending October 31,
2009 with respect to the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT

At its December 14, 2009 meeting, the Board considered whether to approve a new sub-advisory agreement with Schroder and a new sub-sub-advisory agreement with Schroder Ltd. (collectively the “Agreements”) related to the International Fund I.

The Board considered the nature, quality and extent of services expected to be provided under the Agreements.
The Board considered the reputation, qualification and background of Schroder and Schroder Ltd. (individually an "Advisor" and collectively the “Advisors”), investment approach of the Advisors, the experience and skills of the Advisors’ investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered PMC’s program for identifying, recommending, monitoring and replacing sub-advisors for the Fund and that the due-diligence program recommended each Advisor for the Fund.

The Board reviewed historical composite performance of the Advisors as compared to its Morningstar peer group and relevant benchmark index as well as their expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

With respect to the subadvisory fees proposed to be paid to Schroder, the Board considered that the subadvisory fee rate was negotiated at arm’s length between PMC and Schroder. The Board also compared the proposed fee schedule to that of the existing sub-advisor of the Fund. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the sub-advisory agreement. The Board noted the breakpoints included in the fee schedule reflect an appropriate recognition of economies of scale at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board determined that it need not review estimated levels of profits to Schroder because, as the Board noted, PMC will compensate Schroder from its own management fees and PMC had negotiated the subadvisory agreement with Schroder at arms length. The Board also considered the character and amount of other incidental benefits to be received by the sub-advisor. The Board noted PMC’s representation that the Advisors have a policy to use soft dollars within the Section 28(e) safe harbor.

3

FUND OWNERSHIP

As March 4, 2010, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of March 4, 2010, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

	Share	Percentage of
Name and Address	Class	Ownership
LifeTime 2020 Fund	Institutional	14.25%
Attn: Mutual Fund Accounting H-221
711 High Street,. Des Moines, IA 50392-0001

LifeTime 2040 Fund	Institutional	9.11
Attn: Mutual Fund Accounting H-221
711 High Street,. Des Moines, IA 50392-0001

LifeTime 2030 Fund	Institutional	13.91
Attn: Mutual Fund Accounting H-221
711 High Street,. Des Moines, IA 50392-0001

Principal Life Insurance Co	Institutional	45.94
FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High Street, Des Moines, IA 50392-9992

Delaware Charter Guarantee & Trust	R-1	98.73
FBO Various Qualified Plans
Attn: RIS NPIO Trade Desk
711 High Street, Des Moines, IA 50392-0001

Delaware Charter Guarantee & Trust	R-2	95.32
FBO Various Qualified Plans, FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High Street, Des Moines, IA 50392-0001

Delaware Charter Guarantee & Trust	R-3	91.75
FBO Various Qualified Plans, FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High Street, Des Moines, IA 50392-0001

Delaware Charter Guarantee & Trust	R-4	90.08
FBO Various Qualified Plans, FBO Principal Financial Group
Attn: RIS NPIO Trade Desk
711 High Street, Des Moines, IA 50392-0001

DCGT as TTEE and/or Custodian	R-4	6.44
FBO Principal Financial Group
Non-Qualified Principal Advantage Omnibus
Attn: NPIO Trade Desk
711 High Street, Des Moines, IA 50392-0001

Delaware Charter Guarantee & Trust	R-5	95.70
FBO Principal Financial Group
711 High Street, Des Moines, IA 50392-0001

4

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

AGREEMENT executed as of __________, 2009, by and between PRINCIPAL MANAGEMENT CORPORATION, an
Iowa corporation (hereinafter called "the Manager"), and SCHRODER INVESTMENT MANAGEMENT NORTH
AMERICA INC., a Delaware corporation (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal Funds, Inc., (the
"Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each series identified in Appendix A (
hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange
Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for
the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for the
Series.

(b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the
Fund consistent with the Series’ investment objective and policies.

(c)	Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the
Series.

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)	Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-
dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers
(including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-
Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-
Advisor provided that all conditions of such order are complied with.

(j) Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisor’s Act of
1940 (the “Investment Advisor’s Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager.

(k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the
Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

(m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act,
the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor’s general partners within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s
Form ADV more than 48 hours prior to the execution of this Agreement.

(n) Perform quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The
Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that the
Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible)
within the time permitted under the Code.

(o) Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life
Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the
Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the
Sub-Advisor), or affiliates.

6.	Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”)
howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action. The Manager shall not be liable for any settlement of any claim or action effected without its written consent. Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

8.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of
Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the
Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with
Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the
Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment.
In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act
(particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

10. Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11. General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be
Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be
___________________.

(c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the
Fund.

(d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the
Sub-Advisor to perform its duties and responsibilities hereunder.

(e) The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-advisor further represents that it is contrary to the Sub-advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f) The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

(g) This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

6

By
Michael J. Beer, Executive Vice President and
Chief Operating Officer

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By

APPENDIX A

Schroder Investment Management North America Inc. (“Schroders”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay Schroders as full compensation for all services provided under this
Agreement, a fee, computed daily and paid monthly, at an annual rate as shown below of the Series’ net assets as the first day of each month allocated to Schroders management, provided however cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets. If the Manager requests Schroders to raise cash in the Series portfolio in excess of 1.00% of the Series net assets for the purpose of funding redemptions from the Series, such amount requested shall be included in the Series net assets calculation.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life
Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Schroders provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

International Fund I
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $150 million	0.45%
Next $150 million	0.40%
Assets over $300 million	0.35%

SUB-SUB-ADVISORY AGREEMENT FOR
PRINCIPAL FUNDS, INC. --INTERNATIONAL FUND I

THIS SUB-SUB-ADVISORY AGREEMENT is made as of this _________ day of _________,
2009, among SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.,
(“SIMNA”) a corporation organized under the laws of the State of Delaware with its principal place of business at 875 Third Avenue, 22nd Floor, New York 10022, and SCHRODER
INVESTMENT MANAGEMENT NORTH AMERICA LIMITED (“SIMNA Limited”) a UK
corporation with its principal office and place of business at 31 Gresham Street, London, UK
EC2V 7QA, and agreed and approved by PRINCIPAL MANAGEMENT CORPORATION
(“PMC”) a corporation organized under the laws of the State of Iowa.

W I T N E S S E T H

WHEREAS, PMC has retained SIMNA as its sub-adviser to render investment advisory services to the International Fund I (the “Fund”), a series of Principal Funds, Inc., a Maryland
Corporation (the “Corporation”) registered as an investment company under the Investment
Company Act of 1940, as amended (the "1940 Act") pursuant to a Sub-Advisory Agreement dated as of the date hereof (the “Principal Advisory Agreement”); and

WHEREAS, SIMNA desires to employ SIMNA Limited as its investment sub-adviser, and SIMNA Limited is willing to render investment sub-advisory services to SIMNA, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, PMC, SIMNA and SIMNA Limited hereby agree as follows:

1.	Appointment of SIMNA Limited. SIMNA hereby employs SIMNA Limited as investment sub-adviser for the assets of the Fund, and PMC hereby agrees to such appointment, on the terms and conditions set forth herein, and subject to the direction of SIMNA. SIMNA
Limited accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of SIMNA Limited.

(a)	SIMNA employs SIMNA Limited to act as its sub-advisor in managing the investment and reinvestment of the assets of the Fund in accordance with the Principal Advisory
Agreement; to continuously review, supervise, and administer an investment program for the
Fund; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Corporation (either directly or through SIMNA) with all records concerning the activities of SIMNA Limited that the Corporation is required to maintain; and to render or assist SIMNA in rendering regular reports to the Corporation’s officers and the Board of Directors concerning the discharge of SIMNA Limited’s responsibilities hereunder. SIMNA Limited will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Corporation’s officers and the Board of Directors and in compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and
Statement of Additional Information, any additional operating policies or procedures that the

Fund communicates to SIMNA Limited in writing (either directly or through SIMNA), and applicable laws and regulations. SIMNA Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein.

(b)	SIMNA Limited acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Fund the services required of SIMNA under the Principal
Advisory Agreement. Accordingly, SIMNA Limited shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, SIMNA Limited shall, without limitation, (i) make its offices available to representatives of SIMNA and PMC for on-site inspections and consultations with the officers and applicable portfolio managers of SIMNA Limited responsible for the day-to-day management of the Fund,
(ii) upon request, provide SIMNA and PMC with copies of all records it maintains regarding its management of the Fund and (iii) report to PMC as reasonably requested and to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A)
SIMNA Limited’s implementation of the Fund’s investment program and the Fund’s portfolio composition and performance, (B) any policies and procedures implemented by SIMNA Limited to ensure compliance with United States securities laws and regulations applicable to SIMNA
Limited and the Fund, (C) the Fund’s compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Fund communicates to SIMNA Limited in writing
(either directly or through SIMNA) and (D) such other matters as SIMNA or PMC may reasonably request.

3.	Securities Transactions. Among its responsibilities, SIMNA Limited shall select the brokers or dealers that will execute purchases and sales of securities for the Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to SIMNA Limited (either directly or through SIMNA), consistent with the applicable provisions in the Principal Advisory
Agreement and consistent with Section 28(e) of the Securities Exchange Act of 1934. SIMNA
Limited will promptly communicate or assist SIMNA in communicating to PMC, the
Corporation’s officers and the Board of Directors such information relating to the portfolio transactions SIMNA Limited has directed on behalf of the Fund as SIMNA, PMC, or such officers or the Board may reasonably request.

4.	Compensation of SIMNA Limited. For the services to be rendered by SIMNA
Limited as provided in this Agreement, SIMNA (not PMC, the Corporation, or the Fund) will pay to SIMNA Limited at the end of each of month an amount equal to fifty percent (50%) of all fees actually paid by Principal to SIMNA in the prior month under Section [ ] and Schedule [
] of the Principal Advisory Agreement; provided, however, that SIMNA Limited’s fee payable hereunder for any period shall be reduced such that SIMNA Limited bears fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by SIMNA with respect to the Fund for such month. For clarity, SIMNA (not PMC, the Corporation, or the Fund) shall be obligated to pay SIMNA Limited fees hereunder for any period only out of and following
SIMNA’s receipt from PMC of advisory fees pursuant to Section 4 of the Principal Advisory
Agreement for such period. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.	Compliance. SIMNA Limited agrees to comply with all policies, procedures, or reporting requirements that the Board of Directors reasonably adopts and communicates to
SIMNA Limited in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-
1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of SIMNA Limited in relation to the Fund.

6.	Status of SIMNA Limited. The services of SIMNA Limited to SIMNA under this Agreement are not to be deemed exclusive, and SIMNA Limited will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby. SIMNA Limited will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the
Fund in any way or otherwise be deemed an agent of the Fund or the Trust.

7.	Liability of SIMNA Limited. No provision of this Agreement will be deemed to protect SIMNA Limited against any liability to SIMNA, PMC, the Corporation, or the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

8.	Duration; Termination; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the Principal Advisory
Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days' written notice to
SIMNA Limited; or (ii) upon material breach by SIMNA Limited of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; SIMNA Limited may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days' written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Principal Advisory Agreement. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to SIMNA, at:

Schroder Investment Management North America Inc.
875 Third Avenue
22nd Floor
New York, NY 10022
Attention:
Telephone: 212-641-3889

Facsimile: 212-641-3897

If to SIMNA Limited, at:

Schroder Investment Management North America Limited
31 Gresham Street
London, U.K. EC2V 7QA
Attention:
Telephone: 020 7658 6000
Facsimile: 020 7658 6965

If to PMC, at:

Principal Financial Group
711 High Street
Des Moines, Iowa 50392-0200
Attention:
Phone:
Facsimile:

This Agreement may be amended by mutual consent of the parties hereto.

9.	Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.	Confidentiality. SIMNA Limited shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Corporation, the Board of Directors, PMC, and
any director, officer, or employee of SIMNA, the Corporation, or PMC, except (i) with the prior written consent of the Corporation, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or SIMNA Limited, or (iii) for information that is publicly available other than due to disclosure by SIMNA Limited or its affiliates or becomes known to SIMNA Limited from a source other than SIMNA, the Corporation, the Board of Directors, or PMC.

11.	Proxy Policy. SIMNA Limited acknowledges that unless PMC or the Fund gives written instructions to SIMNA the contrary, SIMNA, and SIMNA Limited by delegation from
SIMNA, is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Fund allocated to SIMNA by PMC, using its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Fund's shareholders.

12.	Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

13.	Treatment of Fund Under FSA Rules. The Fund will be treated as an
Intermediate Customer under rules of the Financial Services Authority in the United Kingdom.

14.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the date first set forth herein.

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

By:
Name: Jamie Dorrien-Smith
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA LIMITED

By:
Name: Mark Hemenetz
Title: Authorized Signatory

Agreed and Approved by:

PRINCIPAL MANAGEMENT CORPORATION

By:
Name:
Title: